ADDENDUM

                            TO EMPLOYMENT AGREEMENT

        THIS ADDENDUM is to that certain Employment Agreement dated July 27, 1989, by and between NORTH VALLEY BANK ("Employer") and FRED DRAKE ("Employee").

        THE PARTIES MUTUALLY AGREE to modify said Agreement in the following manner:

    1. Paragraph 2 is amended to read as follows:

DUTIES. Employee shall perform the duties established by the Bank for the position of Executive Vice President and Chief Operating Officer, and such kindred duties as may, from time to time, be reasonably requested of him by the President and/or Board of Directors.

    2. Paragraph 4 is amended to read as follows:

SALARY. As compensation for the services rendered by him under this Agreement, the Employee shall be entitled to an annual salary of $101,280.00.

    3. Paragraph 7 is amended to read as follows:

VACATION. The Employee shall be entitled to six (6) weeks' vacation annually pursuant to the vacation policies established by the Employer.

    4. Paragraph 8A is added as follows:

INSURANCE. Employer hereby agrees, at its sole cost and expense, to provide Employee with, at all times during the term of this Agreement, health and term life insurance of a type and in an amount generally made available by Employer to its executive employees.

        IN ALL OTHER RESPECTS, the terms and conditions of said Agreement shall continue in full force and effect.



DATED: July 1,1997

EMPLOYER                                               EMPLOYEE

NORTH VALLEY BANK


By  /s/ James F. Cowee                                  /s/ Fred A. Drake
   -------------------------------                     -------------------------
        James F. Cowee, President                           Fred A. Drake



                                                                   EXHIBIT 10(u)

                                    ADDENDUM

                            TO EMPLOYMENT AGREEMENT


        THIS ADDENDUM is to that certain Employment Agreement dated July 27, 1989, by and between NORTH VALLEY BANK ("Employer") and FRED DRAKE ("Employee").

        THE PARTIES MUTUALLY AGREE to modify said Agreement in the following manner:

        1. Paragraph 4 is amended to read as follows:
Salary. As compensation for the services rendered by him under this Agreement, the Employee shall be entitled to an annual salary of $104,340 per year.


        IN ALL OTHER RESPECTS, the terms and conditions of said Agreement shall continue in full force and effect.


DATED:  January 5, 1998.

EMPLOYER:                                              EMPLOYEE:

NORTH VALLEY BANK

By  /s/ James   F. Cowee, President                    /s/ Fred A. Drake
   --------------------------------                   --------------------------
        James   F. Cowee, President                        Fred A. Drake